UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2022

bowmo, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-54624	26-4144571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 891 New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 398-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	BOMO	OTC Markets - Other

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into Material Definitive Agreement

Asset Purchase Agreement

On December 16, bowmo, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with
Interview Mastery Corporation (“Interview Mastery”), a Delaware corporation, by and through Michael R. Neece (“Neece”) and Caseridus, Inc. Under the terms of the APA, the Company will pay the purchase price through the issuance of 2,000,000,000 shares of the Company’s common stock in two tranches: (i) 1,000,000,000 shares of Company common stock to the stockholders of Interview Mastery that vest immediately for all of the business assets of Interview Mastery; and (ii) 1,000,000,000 shares of Company common stock issued in consideration of Neece’s employment with the Company which shall vest over a four (4) year period during which 250,000,000 shares will vest on the first-year anniversary of Neece’s employment, followed by vesting in increments of 62,500,000 shares per quarter (3-month period) thereafter until the full amount is vested and all of which shall be contingent upon Neece’s continual employment with the Company. In connection with the APA, the Company shall create a new board seat and offer such seat to Neece who will be formally invited to join the Company’s Board of Directors.

The APA contains customary representations and warranties of the parties. The completion of the transaction under the APA is subject to a number of customary closing conditions, and is conditioned on the Company’s receipt of at least $2,000,000.00 of investment capital to fund the Company’s operating expenses and Neece’s agreement to and execution of (i) an employee agreement, (ii) the Company’s Insider Trading Policy, and (iii) the Company’s Code of Ethics. The employment agreement will be for a position as the Chief Product Officer of the Company with a salary of no less than $150,000 per year, again provided that the Company first secures at least $2,000,000.00 of investment capital.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by the full text of the APA, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01.

Employment Agreement

On December 16, 2022, bowmo, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”)
with
Michael R. Neece (“Neece”) under which Company shall employ Neece for four (4) years as an employee. This Agreement will automatically renew without notice unless one or more of the following events occurs: termination of the Employment Agreement by consent of both parties, unilateral election by either party to terminate the Employment Agreement, or termination of Neece for Cause by the Company. The Employment Agreement contains customary representations and warranties of the parties.

Under the Employment Agreement, 1,000,000,000 Shares of the Company’s Common Stock were issued in consideration of Neece’s employment with bowmo, Inc. and shall vest over a four (4) year period, during which 250,000,000 shares will vest on the first-year anniversary of Neece’s employment, followed by vesting in increments of 62,500,000 shares per quarter (3-month period) thereafter until the full amount is vested and all of which shall be contingent upon Neece’s continual employment with bowmo, Inc. through the end of the same period. Neece will be employed as the Chief Product Officer of the Company and shall be paid an amount not less than $150,000 per year, provided that the Company first secures at least $2,000,000.00 of investment capital.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01.

Item 5.05 Amendment or Change to Code of Ethics.

On December 19, 2022, i
n connection with the APA and in anticipation of appointing new Board Members to the Board of Directors, the Company elected to adopt a Code of Ethics for its officers, directors, and employees. The Code of Ethics addresses conflicts of interest, corporate opportunities, confidentially, as well as other matters. The Company also elected to adopt an Insider Trading Policy to set forth basic guidelines for trading in the Company's securities (including, without limitation, its common stock) and to preserve its confidential information to avoid any situation that might have the potential to damage the Company's reputation, or which could constitute a violation of federal or state securities law by the Company, its officers, directors, or employees. All new and existing board members will be expected to enter into an agreement which will include a clause that each board member will adhere to the Code of Ethics and Insider Trading Policy.

The foregoing description of the Code of Ethics and Insider Trading Policy does not purport to be complete and is qualified in its entirety by the full text of the Code of Ethics and Insider Trading Policy, copies of which are attached as Exhibit 14.1 and 14.2 to this Current Report on Form 8-K and is incorporated by reference to this Item 5.05.

Item 7.01 Regulation FD Disclosure.

On December 20, 2022, the Company issued a press release regarding the Company’s entry into an Asset Purchase Agreement with
Interview Mastery Corporation
and
an
Employment Agreement with Michael R. Neece. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Additional information is available on the Company’s website, https://www.bowmo.com. In addition, other information related to the Company is available at the SEC’s website at www.sec.gov, or by directing a request to: bowmo, Inc., 99 Wall Street, Suite 891, New York City, NY 10005, or by phone at (212) 398-0002.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2022, as may be updated in the Company’s other periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this press release may not occur or continue, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Any forward-looking statements made herein speak only as of the date of this press release. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations. Any forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, restructurings, joint ventures, partnerships or investments the Company may make.

These forward-looking statements are based upon information available to the Company as of the date of this press release, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits .	The following exhibit are furnished as a part of this current report on Form 8-K.

	10.1	Asset Purchase Agreement, dated as of December 16, 2022, by and among bowmo, Inc. and Interview Mastery Corporation, by and through Michael R. Neece and Caseridus, Inc.

	10.2	Employment Agreement, dated as of December 16, 2022, by and among bowmo, Inc. and Michael R. Neece

	14.1	Code of Ethics for the Board of Directors of bowmo, Inc.

	14.2	Insider Trading Compliance Policy of bowmo, Inc.

	99.1	Press Release, dated December 20, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bowmo, Inc.

Date: December 20 , 2022	By:	/s/ Michael E. Lakshin
Michael E. Lakshin
President